UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 13, 2000

eVISION USA.COM, INC.
(Exact name of registrant as specified in its charter)

Colorado
(State or other jurisdiction of incorporation or organization)

0-17637
(Commission File No.)

45-0411501
(I.R.S. Employer Identification No.)

                                                                             1700 Lincoln Street, Suite 3200, Denver, CO                                                            80203
                                                                             (Address of principal executive offices)                                                                     (Zip Code)

(303) 860-1700
(Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits.

          c)            Exhibits

Exhibit 99. Press release announcing the acquisition of an investment in an investment bank dated December 13, 2000.

Item 9. Regulation FD Disclosure.

For information regarding this item, please refer to Exhibit 99 hereto, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                       eVISION USA.COM, INC.

Date         December 13, 2000                                                     By: /s/ Tony T. W. Chan
                                                                                                              Tony T. W. Chan
                                                                                                              Chief Operating Officer